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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Professional Veterinary Products, Ltd.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

☑ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

SEC 1913 (02-02)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

January 17, 2008

NOTICE OF ADJOURNMENT OF MEETING

YOUR IMMEDIATE ACTION IS REQUESTED

Dear Professional Veterinary Products, Ltd. Shareholder:

Professional Veterinary Products, Ltd. (“PVPL”) held an Annual Meeting of Shareholders on Friday, January 11, 2008, for the purpose of electing three Class II Directors. Unfortunately, PVPL did not receive the necessary participation by proxy from shareholders to consider the issue. Accordingly, the Annual Meeting of the Shareholders has now been adjourned until Friday, February 1, 2008, to enable PVPL to solicit additional proxies.

You are receiving this communication because as of the date of this mailing, we have not yet received your vote. Please vote now. You can learn more about the issues by reading the proxy statement, which may be viewed on and printed from the Internet, or you may request a paper copy of the proxy materials via the Internet, telephone or by e-mail (paper@investorelections.com). Additional instructions are set forth below.

In order to avoid further delay and expense, please take a few moments to vote now. Voting now helps limit the costs of soliciting your vote and ensures that your views are represented. We have enclosed another ballot and postage-paid envelope for your convenience, however, your vote can be immediately counted electronically by using one of the easy methods below:

1. By Internet.  Follow the instructions on the enclosed ballot to record your vote via the Internet at www.proxypush.com/pvpl.

2. By Telephone.  Follow the instructions on the enclosed ballot to record your vote via the telephone at (866) 220-2494.

3. By Facsimile.  Follow the instructions on the enclosed ballot to record your vote via facsimile at (212) 785-9081.

If you have already voted, please disregard this notice, and thank you for your participation.

YOUR VOTE IS IMPORTANT! PLEASE VOTE YOUR SHARE TODAY!

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting of Professional Veterinary Products, Ltd. To Be Held on February 1, 2008. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report, go to www.proxydocs.com/pvpl. To submit your proxy while visiting this site, you will need the 12 digit control number in the box below. Under new United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the In-ternet. We have chosen to use these procedures for our 2008 Annual Meeting and need YOUR participation. If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s annual meeting, please make this request on or before January 25, 2008. View Proxy Materials and Annual Report Online at www.proxydocs.com/pvpl A convenient way to view proxy materials and VOTE! Material may be requested by one of the following methods: INTERNET TELEPHONE *E-MAIL www.investorelections.com/pvpl (866) 648-8133 paper@investorelections.com * If requesting material by e-mail, please send You must use the 12 digit control number a blank e-mail with the 12 digit control number (located below) in the subject line. No other relocated in the shaded gray box below. quests, instructions or other inquiries should be included with your e-mail requesting material. To view your proxy materials online, go to www.proxydocs.com/pvpl. Have the 12 digit control number available when you access the website and follow the instructions. ACCOUNT NO. # SHARES Professional Veterinary Products, Ltd. Notice of Annual Meeting Date: Friday, February 1, 2008 Time: 10:00 A.M. (Central Time) Place: 10077 S. 134th St., Omaha, Nebraska 68138 The purpose of the Annual Meeting is to take action on the following proposal: Proposal One — Election of Class II Directors. Director nominees are Donald R. Fogle, D.V.M., District 6, Scott A Shuey, D.V.M., District 2, and Vicky Wilkey, D.V.M., District 1. The Board of Directors recommends that you vote FOR each of the Class II Directors. Should you require directions to the annual meeting, please call (402) 331-4440

Professional Veterinary Products, Ltd. Professional Veterinary Products, Ltd. ANNUAL MEETING OF PROFESSIONAL VETERINARY PRODUCTS, LTD. Date: February 1, 2008 Time: 10:00 A.M. (Central Time) Annual Meeting of Professional Veterinary Products, Ltd. Place: 10077 S. 134th St., Omaha, NE 68138 to be held on Friday, February 1, 2008 See Voting Instruction on Reverse Side. Please make your marks like this: Use dark black pencil or pen only for Shareholders as of November 23, 2007 This proxy is solicited on behalf of the Board of Directors of INTERNET TELEPHONE Professional Veterinary Products, Ltd. Go To 866-220-2494 Board of Directors Recommends a Vote FOR proposal 1. www.proxypush.com/pvpl 1: Election of Class II Directors • Cast your vote online. • Use any touch-tone telephone. OR Vote For Withhold Vote *Vote For • View Meeting Documents. • Have your Voting Instruction Form ready. All Nominees From All Nominees All Except Follow the simple recorded instructions. • MAIL FAX *INSTRUCTIONS: To withhold authority to vote for any OR • Mark, sign and date your Voting Instruction Form. OR nominee, mark the “Exception” box and write 212-785-9081 the number(s) in the space provided to the right. • Detach your Voting Instruction Form. • Return your Voting Instruction Form in the • Mark, sign and date your Voting postage-paid envelope provided. Instruction Form. • Fax to the number above. By signing the proxy, you revoke all prior proxies and appoint Lionel L. Reilly, D.V.M., President and CEO and Neal B. Soderquist, CFO and Vice President, and each of them acting in the absence of the other, with full power of substitution to vote your shares on matters shown on the Voting Instruction form and any other matters that may come before the Annual Meeting and all adjournments. PROPOSAL(S) 1: Election of Class II Directors Nominees All votes must be received by 5:00 P.M., Central Time, January 30, 2008, unless you vote in person. Directors: 01 Donald R. Fogle, D.V.M. 03 Vicky Wilkey, D.V.M. 02 Scott A. Shuey, D.V.M. PROXY TABULATOR FOR PROFESSIONAL VETERINARY PRODUCTS, LTD. c/o MEDIANT COMMUNICATIONS 17 STATE STREET, 7TH FLOOR EVENT # NEW YORK, NY 10004 CLIENT # To attend the meeting and vote your shares in person, please mark this box. OFFICE # Authorized Signatures — This section must be completed for your Instructions to be executed. Please Sign Here Please Date Above Please Sign Here Please Date Above Please sign exactly as your name(s) appears on your stock certificate. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.